UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

American Strategic Investment Co.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39448	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Bellevue Ave, Newport, Rhode Island	02840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	NYC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

American Strategic Investment Co. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) on June 2, 2026. At the 2026 Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 2,212,437 shares of the Company’s common stock, out of a total number of 2,692,941 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 82.16% of the shares entitled to be voted.

At the Annual Meeting, the Company’s stockholders: (i) re-elected Louis P. DiPalma and Edward M. Weil, Jr. as Class III directors to serve until the Company’s 2029 Annual Meeting of stockholders and until their respective successors are duly elected and qualify; (ii) ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and (iii) adopted the non-binding advisory resolution approving the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2026 proxy statement. No other proposals were considered or submitted or voted upon at the Annual Meeting. The final voting results for the proposals submitted to a vote at the Annual Meeting are as follows:

Proposal 1: Election of two Class III directors to serve until the Company’s 2029 Annual Meeting of stockholders and until their respective successors are duly elected and qualify:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Louis P. DiPalma	1,780,727	121,406	310,304
Edward M. Weil, Jr.	1,590,981	311,152	310,304

Proposal 2: Ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
1,976,286	199,145	37,006	n/a

Proposal 3: Adoption of a non-binding advisory resolution approving the compensation of the Company’s named executive officers:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
1,753,132	134,001	15,000	310,304

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Strategic Investment Co.

Date: June 3, 2026	By:	/s/ Michael LeSanto
Michael LeSanto
Chief Financial Officer